Exhibit 10.2

                               VSE CORPORATION
                            DEFERRED SUPPLEMENTAL
                              COMPENSATION PLAN


                         This Plan was adopted by the
                      VSE Corporation Board of Directors
                       effective as of January 1, 1994,
                   and is presented as amended by the Board
                            through March 9, 2004


           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

                                   PART ONE
                            EMPLOYER CONTRIBUTIONS


1. Purpose. The purpose of the VSE Corporation Deferred Supplemental Compensation Plan (the Plan) and related Trust Agreement (the Trust) is to enable VSE Corporation (the Company) to provide incentive and reward for its management team based on individual and overall corporate performance. This Plan supplements the Company's Executive Service Performance Bonus Plan.

2.   Participation.

     (a) Participation in the Plan is comprised of corporate officers, a select group of management who make significant contributions to the progress of the Company. New participants may be entitled to prorated contribution during the initial year of participation. A participant must be employed by the Company as of December 31 of the year to be eligible for a contribution for the year. The Company may elect to extend participation to corporate directors and/or officers and directors of the Company's wholly owned subsidiaries with approval of the Company's Board of Directors (the Board).

     (b) Each participant is required to file with the Corporate Secretary a beneficiary designation form. Participants may change beneficiary designations at any time by filing a replacement form with the Corporate Secretary. In the absence of a valid beneficiary designation form, Plan benefits are paid to the estate of the deceased participant.

3. Funding. With the approval of the Board, the Company may enter into a Trust to receive and invest contributions and any Trust earnings on behalf of participants. Any Company contribution to the Plan shall be irrevocable and shall be used to pay benefits under the Plan, subject to the claims of the general creditors of the Company.

4. Contribution. Subject to the terms and conditions of this Plan and related Trust, each year the Board in its discretion may elect to make an annual contribution of up to 12 percent of consolidated net income for the year. The Board in its discretion may adjust the annual contribution level for changes in accounting principles, capitalization, or similar changes or events.

5. Allocation of Contributions. Each officer's allocation from the annual contribution shall bear the same percentage to the annual contribution as that

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

officer's annual salary bears to total annual officer salaries. If additional participants are added to the Plan in accordance with Section 2(a) herein, the Board shall determine the supplemental contribution applicable to such participants. Earnings or losses on the Trust Fund shall be credited to participants' respective accounts on a pro rata basis.

6. Vesting. Vesting of a participant's account under this Part One, including any Trust earnings, occurs as follows:

               Years of Service         Percent Vested
               ----------------         --------------
                    0 to 5                    0%
                      6                       20%
                      7                       40%
                      8                       60%
                      9                       80%
                      10                     100%

For purposes of vesting, all years of service with the Company and its subsidiaries are included. Participants attaining age 65 are 100% vested upon completion of five years of service.

Should a participant cease to be employed by the Company for any reason before vesting, the nonvested portion of the participant's account is forfeited and canceled. The Company is under no obligation to pay nonvested benefits.

Vested amounts are subject to the claims of general creditors of the Company and the terms of the Agreement to Refrain from Competition as described in Section 8 herein.

7.   Distribution.

     (a) Plan benefits are payable following termination of employment, retirement, disability as defined by Social Security guidelines or the Company's long-term disability policy, or death. Participants terminating employment due

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

to embezzlement or serious violation of Company policy in the sole determination of the Board shall forfeit all rights under Part One of this Plan and the Company is under no obligation to make benefit payments to the participant.

      (b) Vested Plan benefits under this Part One will be paid in the form of a lump sum two years after execution and satisfaction of the Agreement to Refrain from Competition described in this Plan unless a different method of distribution which provides for a longer period of deferral is elected in writing by the participant prior to execution of the Agreement to Refrain from Competition. During the initial two-year waiting period following execution of the Agreement to Refrain from Competition, the participant is not entitled to contributions or allocations of subsequent Trust earnings and losses. During any deferral period elected by the participant in excess of such two-year waiting period, the participant will not be entitled to any further contributions or Trust earnings and losses but the Company may elect to credit interest (in the Company's sole discretion) on the undistributed account balance beginning on and after the January 1 immediately following the expiration of such two-year waiting period. The election filed by the participant may specify that the payment of the participant's entitlement will be made in the form of (i) a lump sum at any time after the expiration of the initial two-year waiting period but in no event more than ten (10) years following such expiration or (ii) install-ment payments at a rate no more frequently than annually over a time period not to exceed ten (10) years following expiration of the initial two-year waiting period. Such election may provide for an acceleration in the event of death or disability. Any such election made by a participant shall be irrevocable. The final distribution amount shall be equal to the participant's account balance as of the end of the calendar year in which the participant terminated employment or the end of the calendar year immediately preceding the date the participant terminated employment, whichever is lesser, subject to adjustments to reflect interest credited in the event a further election is filed. In the event of the participant's death, disability, or termination of employment at age 65 or older, vested Plan benefits may be payable to the participant (or designated beneficiary of a deceased participant) prior to the expiration of a two-year waiting period but subject to the terms of any prior election filed by the participant.

     (c) Benefits are fully vested and immediately payable in the event of a change of control of the Company.

     (d) Effective for distributions determined as of January 1, 2001, or later, final distribution amounts shall be equal to the participant's account balance as of the end of the calendar month in which the participant terminated employment or the end of the calendar month immediately preceding the date the participant terminated employment, whichever is less, subject to adjustments to reflect interest credited in the event a further election is filed.

     (e) Effective for distributions determined as of January 1, 2001, or later, within 30 days of termination of employment, the Company will provide each vested participant, in person or by written notice delivered by receipted method to the participant's last known address as shown in Company's records, with a letter indicating the vested benefits payable to the participant and providing the participant with a copy of the required Agreement to Refrain from

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

Competition. If, within 90 days of providing notice, the participant declines to sign and return the Agreement to Refrain from Competition to the Company, or if the written communication to the participant is not returned to the Company or is returned to the Company without forwarding address, then the Company will treat such participant non-response as a declination to apply for benefits or to comply with the requirement to execute and satisfy the required Agreement to Refrain from Competition. Accordingly, such vested benefits will be forfeited and canceled and neither the Plan nor the Company shall have any further obligation to the participant with respect to the payment of benefits under the Plan.

8.   Agreement to Refrain from Competition.

     (a)  In consideration of being granted benefits under Part One of this
Plan and as a condition precedent to receiving benefits under it, each participant is required to execute an Agreement to Refrain from Competition with the Company and its subsidiaries not to engage in any business or practice or become employed in any position in competition with the Company or its subsidiaries which is otherwise in conflict with or contrary to the interests of the Company within a radius of 50 miles of any Company office for a period of two years (please see detailed note below). Participants terminating employment with the Company prior to age 65 for reasons other than death or disability are not entitled to payment of Plan benefits prior to satisfaction of the two-year Agreement to Refrain from Competition.
_____________________________
   * The required "Agreement to Refrain from Competition" (Form ADMIN-89) between the Employee and the Company reads in part as follows: "During the period of the Employee's employment and for a two (2)-year period commencing with the effective date of the termination of Employee's employment with the Company for any reason and under any circumstances, Employee shall not, without the prior written consent of the Company, alone or with others, whether as an owner, stockholder, partner, lender, investor, employee, consultant, contractor, subcontractor or in any other capacity, directly or indirectly: (a) engage, with in a fifty (50)-mile radius of any office of the Company, in any business activity that is competitive with the business of the Company or otherwise in conflict with or contrary to the interests of the Company, including without limitation the business of performing engineering and management services for the United States Government, and services within the telecommunications technologies industries, all as such businesses and services are more particularly described in the then most recent "VSE Corporation Annual Report";
(b) solicit any person or entity who then is or was at any time during Employee's employment a customer of the Company (including without limitation any person or entity who was at any time during Employee's employment solicited to be a customer of the Company where Employee was directly or indirectly involved in such solicitation) to cease doing business or to curtail business with the Company; or (c) solicit any person who then is or was in the preceding six (6) months an employee or independent contractor of the Company to end his or her relationship with the Company or to work for any other person or entity as an employee or independent contractor."

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________


     (b) In the event of any breach of the Agreement to Refrain from Competition by the participant (regardless of age), the Company may cancel the participant's benefits under Part One of this Plan and all rights of the participant under this Plan terminate.

     (c) Nothing in this Plan shall in any way limit or restrict any other remedies available to the Company and subsidiaries for breach of the Agreement to Refrain from Competition.

 9.  Limitation of Rights. Nothing in this Plan shall be construed to:

     (a) Limit the right of the Company to terminate participant's employment at any time, or serve as evidence of any agreement or understanding that the Company will employ the participant in any particular position or at any particular rate of compensation; or

     (b) Give the participant any secured interest to any asset of the Company as collateral for the right to receive payment hereunder. All rights of the participants created under the Plan and related Trust are unsecured contractual rights against the Company.

10. Nonalienation of Benefits. No rights or benefits under this Plan are subject to transfer, sale, assignment pledge, or other encumbrance of any kind, nor are rights or benefits subject to the debts, contracts, liabilities or torts of the participant or beneficiary. If a participant or beneficiary becomes bankrupt or attempts to transfer, sell, assign, pledge or otherwise encumber any right or benefit under this Plan, that participant's rights or benefits in the sole discretion of the Company may be terminated.

11. Amendment or Termination. The Board may waive requirements, amend or terminate all or part of this Plan at any time. No amendment, termination, or waiver shall affect the right to any benefits already accrued to the credit of any participant or beneficiary at the time of amendment, termination, or waiver. Upon termination of the Plan, no additional benefits shall accrue to the credit of any participant or beneficiary.

12. ERISA Exemption. This Plan is intended to be exempt from the provisions of ERISA and is an "unfunded" plan maintained "for the purpose of providing deferred compensation of a select group of management or highly compensated employees."

13. Authority. This Plan is governed by the laws of the Commonwealth of Virginia. This Plan may be subject to approval by the Administrative Contracting

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

Officer pursuant to Federal Acquisition Regulations, Department of Labor, and/or other Government entities.

14.  Effective Date. This Plan is effective January 1, 1994.

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

                                   PART TWO
                        SALARY REDUCTION CONTRIBUTIONS


15.  Purpose. Section 1 is hereby incorporated by reference.

16.  Participation.

     (a) Participation in the Plan is comprised of corporate officers and directors, a select group of management who make significant contributions to the progress of the Company. The Company may elect to extend participation to corporate officers of the Company's wholly owned subsidiaries with approval of the Company's Board.

     (b) Each participant is required to file with the Corporate Secretary a beneficiary designation form, as detailed in Section 2(b) of the Plan.

17. Funding. The Trust established pursuant to Section 3 shall be used to receive and invest salary reduction contributions as described in Section 18 and any Trust earnings on behalf of participants. Contributions to the Plan shall be irrevocable and shall be used to pay benefits under the Plan, subject to the claims of the general creditors of the Company.

18. Salary Reduction Contributions. Subject to the terms and conditions of this Plan and related Trust, an eligible participant may elect to enter into a salary reduction agreement whereby the participant accepts a voluntary reduction of amounts otherwise due and the Company agrees to contribute a like amount into the Trust as a salary reduction contribution). Amounts eligible for the salary reduction agreement may include compensation, Board of Director fees, and other taxable income payable by the Company to the participant. Participants may elect to modify prospectively their respective salary reduction agreements at any time with respect to taxable income not yet earned.

19. Allocation of Contributions. Each salary reduction contribution shall be credited to the participant's respective account and shall be accounted for separately from the Company contribution described in Section 4 of the Plan. Earnings and losses on the Trust Fund related to the salary reduction contributions shall be credited to participants' respective accounts on a pro rata basis.

20. Vesting. All salary reduction contributions, pursuant to this Part Two including any Trust earnings or losses on such contributions are 100% vested at all times.

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

21.  Distribution.

     (a) Plan benefits related to salary reduction contributions are payable following termination of employment or directorship, retirement, disability as defined by Social Security guidelines or the Company's long-term disability policy, or death.

     (b) Plan benefits related to salary reduction contributions are paid in a lump sum within ninety (90) days following the date of the participant's termination of employment unless an alternative method of benefit payment is elected in writing by the participant no less than 12 months prior to the date of such termination of employment. The elected alternative method of benefit payment may provide for the payment of a lump sum no more than ten (10) years from the date of such termination of employment or for the payment of installment amounts no more frequently than quarterly over a period of time not to exceed ten (10) years from the date of the participant's termination of employment. Each payment will be subject to applicable tax withholding based upon a tax election form completed by the participant which is generally a Form W-4 (Employee's Withholding Allowance Certificate). In the absence of a completed tax election form, the Company shall make payment on the best information available. The final distribution amount is equal to the participant's account balance as reported in the most recent participant report plus, if applicable, any salary reduction contributions made by the participant since the last report.

     (c) Benefits are immediately payable in the event of a change of control of the Company.

     (d) The Company may provide for distribution of some or all of the accounts established in connection with the Plan if it is determined or appears that such distribution is or may be required to enable the Plan to continue to qualify for exemption from the requirements of Parts 2 - 4 of Title II of ERISA or as otherwise required by applicable law.

22. Agreement to Refrain from Competition Inapplicable. Plan benefits related to salary reduction contributions in this Part Two are not subject to execution and satisfaction of an Agreement to Refrain from Competition. It is expressly understood that the Agreement to Refrain from Competition described in Section
8 continues to apply to all other Plan benefits related to Company contributions pursuant to Part One of this Plan.

23.  Limitation of Rights. Section 9 is hereby incorporated by reference.

24.  Nonalienation of Benefits. Section 10 is hereby incorporated by reference.

           VSE CORPORATION DEFERRED SUPPLEMENTAL COMPENSATION PLAN
       Effective January 1, 1994, and as amended through March 9, 2004
________________________________________________________________________________

25.  Amendment or Termination. Section 11 is hereby incorporated by reference.

26.  ERISA Exemption. Section 12 is hereby incorporated by reference.

27.  Authority. Section 13 is hereby incorporated by reference.

28. Effective Date. Part Two of this Plan related to salary reduction contributions is effective January 1, 1997.

                               VSE CORPORATION
                   DEFERRED SUPPLEMENTAL COMPENSATION PLAN
                          SALARY REDUCTION AGREEMENT

The undersigned hereby agrees to a voluntary reduction of compensation or other taxable amounts otherwise due from VSE Corporation. It is understood that a like amount shall be contributed to a Trust Fund established to receive and invest contributions and any Trust earnings pursuant to the VSE Corporation Deferred Supplemental Compensation Plan (DSC Plan) and credited to my respective account balance.

I understand that all contributions are subject to the terms and conditions of the DSC Plan and related Trust Agreement. This Agreement shall continue in full force and effect until superseded by me in writing. Any previous Salary Reduction Agreements related to the DSC Plan are hereby superseded. I hereby authorize the Company to make the appropriate reductions.

Salary Reduction:

       For flat amount of pay: $_______ per pay period

       For percentage of pay: ______% per paycheck/Board dues

       For other: Describe below:

       ________________________________________________________________________
       ________________________________________________________________________


Date:  _____________________         ___________________________
                                     Name (Printed)

                                     ___________________________
                                     Signature



Please return this Form to VSE's Director of Human Resources, c/o VSE Corporation, 2550 Huntington Avenue, Alexandria, Virginia 22303-1499.


                               VSE CORPORATION
                   Deferred Supplementation Compensation Plan

                         Beneficiary Designation Form

This Beneficiary Designation Form is effective for all vested benefits in a participant's account under the VSE Corporation Deferred Supplemental Compensation Plan and the predecessor VSE Corporation Deferred Compensation
(DCU) Plan. This Form supersedes and replaces all previous beneficiary designation forms provided by the participant with respect to benefits in these Plans.

Participant Name:   __________________________________________

Primary Beneficiary
Name:               __________________________________________

Address:       __________________________________________

               __________________________________________

Secondary Beneficiary
Name:               __________________________________________

Address:       __________________________________________

               __________________________________________

Note: Death benefits are payable to the Primary Beneficiary. If the Primary Beneficiary has predeceased the participant, then benefits will be paid to the Secondary Beneficiary. If the participant prefers another method of distribution, please identify below:

______________________________________________________________________________


_________________________                    ______________________________
(Date)                                       Participant Signature


Please return completed Beneficiary Designation Form to VSE's Director of Human Resources for retention. Participants may update their beneficiary designations at any time by submitting a new form.